Ameristock Mutual Fund
                       1301 East Ninth Street- Suite 1005
                              Cleveland, OH 44114
                    (800) 394-5064         http://www.ameristock.com

                                 ANNUAL REPORT
                                 June 30, 2000

                             Dervishes, Taxes, Time

The total return for the Ameristock Mutual Fund was -1.0% for the first half of 2000. (Annualized total return for 1 year was -8.7%%, 3 years was 14.1%, and since inception was 21.1%). Ameristock under-performed the S&P500 by -0.6%,
which was down -0.4% itself so far this year.   The reason we lagged the general
market in 1999 was because of our under weighing of technology when that group
was in favor.   Our overweighing in financial service companies in 2000 during a rising interest rate environment was the reason for our lag so far this year.

Whirling Dervishes

There are many analogies I can give to describe the frantic activity of the stock market these past 6 months. The one that springs immediately to mind is the image of a whirling dervish.

A whirling dervish is a person who spins around and around in place during religious observances. They make lots of noise and commotion while never actually going anywhere. Just like the stock market these past 6 months, especially the NASDAQ. It was up 24% and then came crashing down 37% just to end about where it began, down 3%. Lots of noise and commotion without any real progress. Ameristock, on the other hand, did not have dramatic ups or downs.
We were pretty steady, although also ending up going nowhere.

Ameristock tries to keep total expenses, brokerage commissions and taxes to a minimum. I think we did a very good job this past 6 months in one area especially, taxes.

Taxes

I assume you do not want to pay taxes. As a registered investment company, Ameristock has to pay out substantially all its income from interest and capital gains. We can minimize the effect of the capital gains taxes in two ways.

     1- Not trade to often and therefore not realize capital gains
     2- When we do need to trade, because of redemptions or other investment opportunities, to make sure Ameristock uses specific tax lot accounting to match up short-term gains with short-term losses and long-term gains with long-term losses. This matching of gains to losses resulting in lower taxes. For example, if you matched a gain of $2 with a loss of $1 then your net gain would only be $1.

Using specific tax lot accounting takes more time and effort than the alternatives but it saves you money and we think that is important. Ameristock did a very good job of utilizing specific tax lot accounting this past 6 months because we had net redemptions from the Fund. This has caused our turnover to be higher than in past years and will eventually translate into a slightly higher dividend payout come December. However, because of our use of specific tax lot accounting, the tax bite will be much less then would be expected given all the buying and selling of stock we had to do. Again, the vision of whirling dervishes comes to mind as most of the stock trades we did were done to raise cash and not to initiate new positions or rebalance the portfolio. Lots of
activities, not much progress.   I blame Alvin Toffler.

Time

Alvin Toffler wrote a book called Future Shock in the 1970s that forecast that our daily activities would speed up. He was all too correct especially when the internet phenomena hit and Netscape defined an internet year as the equivalent to a dog year, 7 to 1. Since 1997 (when internet time was defined), over 21 internet years have passed. Looking back, we have seen the exponential rise in time speed translated into the stock market (most noticeably in the NASDAQ). Today, we seem to have bull and bear markets play out in weeks instead of years.

There are two ways to cope with this increase in the speed of time. One is to make sure you are even quicker than the trends in order to gain a competitive advantage. All the growth funds and funds with the word "net" in them fall in this category. Pursuing this strategy can be very rewarding, it also tends to burn people out and deprive them of sleep. The other strategy is one Ameristock follows and is more Zen like. We put time on our side. Ameristock knows that over the long run things break, people need food, and that general prosperity levels will increase and therefore so will consumption.

By investing with time on your side, you know that every day that passes, the companies you invest in will increase their sales and profits. Ben Graham made the putting time on your side case in 1934 when he made the argument for a diversified group of common stocks purchased at a reasonable price IF

     Certain basic and long-established elements in this country's economic experience may still be counted upon. These are: (1) that our national wealth and earnings power will increase; (2) that such increase will reflect itself in the increased resources and profits of our important corporations, and (3) that such increases will in the main take place through the normal process of investment of new capital and reinvestment of undistributed earnings.

In 1934, after the 1929 crash and in the middle of the Great Depression, this argument was very bold. Today, with 66 additional years' history, we can see that investing by putting time on your side works.

In Summary

In the last Semi-Annual Report I recommended that over the course of the business cycle, your portfolio should be from 20% to 40% in large capitalization equities like the ones Ameristock invests in and that "Now is the time to be at 20%". This belief has not changed.

     When you call the (800) 394-5064 phone number, a machine that gives you four choices will greet you:
          #1  Ameristock's Daily Net Asset Value.  (A recording).
          #2 To request Prospectuses and Applications ONLY. (An answering service).
          #3 If you have a question about your account, want to establish automatic investing, or want to redeem shares. Our transfer agent, Mutual Shareholder Services).
          #4 If you have a question about the Fund or have any problems. (The investment management company).

Ameristock is a no-load, value based, domestic, equity-income fund that invests in large capitalization companies. Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us.



Nicholas D. Gerber  (July 15, 2000)

(graph)

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.


                          Average Annual Total Returns
                           Period Ended June 30, 2000

                                        1 Year          Since Inception
Ameristock Mutual Fund                   -8.7%                21.3%
S&P500 Index                              7.2 %               22.8%

To The Shareholders and
Board of Directors
Ameristock Mutual Fund:

We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, including the schedule of portfolio investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the four years then ended and the period from August 1, 1995 (commencement of operations) to June 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the four years then ended and for the period from August 1, 1995 (commencement of operations) to June 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 21, 2000

                             Ameristock Mutual Fund
                             Schedule of Investments
                                  June 30, 2000

                                                                                  Market
Industry                   Company              Symbol           Shares            Value

Automotive      5.90%   Ford Motor Co.            F              68,610          $2,950,230
                        General Motors Corp.      GM             37,220          $2,161,104

Banking         19.18%  Bank of America           BAC            69,177          $2,974,611
                        CitiGroup                 C              43,362          $2,612,560
                        First Union               FTU           115,000          $2,853,495
                        PNC Financial Services    PNC            87,700          $4,110,937
                        Washington Mutual Inc.    WMT           141,000          $4,071,375

Entertainment   0.32%   Disney Co. (Walt)         DIS             7,070            $274,407

Capital Goods   2.82%   Boeing Co.                BA             12,860            $537,715
                        Caterpillar               CAT            36,900          $1,249,987
                        General Electric          GE             12,300            $651,900

Chemicals &     3.55%   Du Pont de Nemours & Co.  DD             35,600          $1,557,500
Fertilizer              Dow Chemical              DOW            50,280          $1,517,852

Consumer        12.58%  Coca- Cola Co.            KO              8,380            $481,330
Staples                 McDonalds Corp.           MCD            48,600          $1,600,786
                        Philip Morris             MO             95,910          $2,547,657
                        Pepsico                   PEP            50,960          $2,264,560
                        Proctor & Gamble Co.      PG              4,600            $263,350
                        Sara Lee Corp.            SLE           193,800          $3,742,859

Diversified     1.77%   Minnesota Mining & Mfg.   MMM            18,560          $1,531,200

Electronics     5.09%   Visteon*                  VC              8,983            $108,421
                        Agilent*                  A               1,029             $75,888
                        Hewlett Packard Co.       HWP             2,700            $337,162
                        International Business
                        Machines                  IBM            31,600          $3,462,190
                        Intel Corp.               INTC            3,180            $425,127

Financial-      8.78%   Associates First
Other                   Capital Corp.             AFS           147,658          $3,294,692

                        Fannie Mae                FNM            67,170          $3,505,467
                        Merrill Lynch             MER             7,000            $805,000

Healthcare      10.04%  Abbott Labs               ABT            53,560          $2,386,794
(Products)              American Home Products    AHP            30,000          $1,762,500
                        Bristol Myers Squibb      BMY            27,440          $1,598,380
                        Johnson & Johnson         JNJ             6,340            $645,887
                        Merck & Co.               MRK            20,940          $1,604,527
                        Pfizer Inc.               PFE            14,680            $704,640

Insurance       5.65%   Allstate Corp.            ALL           150,000          $3,337,500
                        American International
                        Group                     AIG            13,302          $1,562,985

Oil & Gas       5.92%   BPAmoco (ADR's)           BPA             8,408            $475,581
                        Chevron                   CHV            24,500          $2,077,918
                        ExxonMobil                XOM             7,600            $596,600
                        Texaco                    TX             37,200          $1,980,900

Retailing       5.57%   Home Depot Inc.           HD             11,595            $579,031
                        Sears Roebuck & Co.       S             112,000          $3,654,000
                        Wal-Mart Stores           WMT            10,300            $593,537

Software        0.35%   Microsoft Corp.*          MSFT            3,780            $302,400

Telecom-
munications     9.20%   Bell Atlantic Corp.       BEL            27,140          $1,379,064
                        Bellsouth Corp.           BLS            22,900            $976,112
                        GTE Corp.                 GTE            47,270          $2,942,557
                        SBC Commuications         SBC            56,143          $2,428,284
                        AT& T Corp.               T               7,475            $236,318
                                                                                -----------

Total Common Stocks:   96.69%           (Cost $89,204,296)                      $83,794,877
                                                                                -----------
Total Investments                                                               $83,794,877
Other Assets Less
Liabilities            3.31%                                                     $2,865,024
Net Assets:            100%     Equivalent to $34.76 per share on 2,492,812
                                Shares of Capital Stock Outstanding             $86,659,901
 * Non-Income Producing                                                         ===========

     The accompanying notes are an integral part of the financial statements

                             Ameristock Mutual Fund
                       Statement of Assets and Liabilities
                                  June 30, 2000


Assets:
Investment Securities at Market Value
      (Identified Cost- $89,204,296)                             $83,794,877
Cash                                                              $2,566,547

Accounts Receivables
     Dividends                                                      $170,449
     Fund Shares Sold                                               $309,326
                                                                 -----------
        Total Assets:                                            $86,841,199


Liabilities:
Accounts Payable
     Fund Shares Redeemed                                           $177,985
     Accrued Management Fee                                           $3,313
                                                                 -----------
        Total Liabilities:                                          $181,298

Net Assets                                                       $86,659,901


Net Assets Consist of:
        Capital Paid In                                          $87,173,291
        Accumulated Undistributed Net Investment Income             $767,353
        Accumulated Undistributed Net Capital Gain                $4,128,676
        Accumulated Unrealized Appreciation in Value of
             Investments Based on Identified Cost- Net          $(5,409,419)
                                                                 -----------
NET ASSETS FOR 2,492,812 SHARES OUTSTANDING                      $86,659,901

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
     PRICE PER SHARE ($86,659,901/ 2,492,812)                         $34.76



                     The accompanying notes are an integral
                        part of the financial statements

                             Ameristock Mutual Fund
                             Statement of Operations
                            Year Ending June 30, 2000


Investment Income:

        Dividends                                           $2,250,089
        Interest                                              $252,568
        Other                                                   $3,020
                                                         -------------
                Total Investment Income                     $2,505,677

Expenses:

        Management Fee                                        $991,317

                Total Expenses                                $991,317

Net Investment Income                                       $1,514,360

Realized and Unrealized Gain on Investments

        Net Realized Gain (Loss) on Investments             $4,021,324
        Net Change in Unrealized Appreciation
             (Depreciation) on Investments               $(17,951,640)
                                                         -------------
        Net Realized and Unrealized Gain (Loss)
             on Investments                              $(13,930,316)

Net Increase (Decrease) in Net Assets                    -------------
     Resulting from Operations                           $(12,415,956)



                     The accompanying notes are an integral
                        part of the financial statements

                             Ameristock Mutual Fund
                       Statement of Changes in Net Assets

                                                         July 1, 1999 to        July 1, 1998 to
                                                           30-Jun-00             June 30, 1999
From Operations:
        Net Investment Income                                 $1,514,360             $593,492
        Net Realized Gain (Loss)                              $4,021,324           $1,089,201
        Net Change in Unrealized Appreciation
              (Depreciation) on Investments                $(17,951,640)           $9,418,848
                                                           -------------          -----------
                                                           $(12,415,956)          $11,101,541

Distributions to Shareholders:
        Ordinary Income                                     $(1,171,494)           $(238,477)
        Capital Gains                                         $(947,523)           $(215,071)
                                                           -------------          -----------
                                                            $(2,119,017)           $(453,548)

From Capital Share Transactions:
        Proceeds from 2,591,686 Shares Issued                $94,364,171         $124,983,101
        Net Asset Value of 41,627 Shares Issued
             from Reinvestment of Dividends                   $1,466,911             $306,145
        Cost of 3,075,221 Shares Redeemed                 $(108,781,081)        $(34,545,669)
                                                           -------------          -----------
                                                           $(12,949,999)          $90,743,577

Net Increase/Decrease in Net Assets                        $(27,484,972)         $101,391,570
Net Assets at Beginning of Period                           $114,144,873          $12,753,303
                                                           -------------          -----------
Net Assets at End of Period (including
     Undistributed Net Investment Income
     of $767,553 and $424,487 respectively)                  $86,659,901         $114,144,873


                     The accompanying notes are an integral
                        part of the financial statements

                             Ameristock Mutual Fund
                              Financial Highlights


Selected Data for a Share of Common Stock     Jul 1, 99 to      Jul 1, 98 to      Jul 1, 97 to      Jul 1, 96 to      Aug 31, 95 to
     Outstanding Throughout the Period          30-Jun-00         30-Jun-99        30-Jun-98         30-Jun-97        30-Jun- 96 (1)

Net Asset Value at Beginning of Period            $38.89            $31.48            $25.06            $19.03            $15.00
Net Investment Income                              $0.55             $0.44             $0.41             $0.52             $0.43
Net Gains (Losses) on Securities- Realized
    and Unrealized                               $(3.92)             $7.41             $7.26             $5.94             $3.78
                                                 -------           -------           -------           -------           -------
        Total From Investment Operations          $35.52            $39.33            $32.73            $25.40            $19.21
Dividend Distribution
        Net Investment Income                    $(0.42)           $(0.22)           $(0.42)           $(0.39)           $(0.18)
        Capital Gains                            $(0.34)           $(0.22)           $(0.83)           $(0.04)           $-
                                                 -------           -------           -------           -------           -------
Total Distributions                              $(0.76)           $(0.44)           $(1.25)           $(0.43)           $(0.18)
Net Asset Value at End of Period                  $34.76            $38.89            $31.48            $25.06            $19.03

Total Return                                      -8.67%            24.94%            30.61%            33.95%            33.70%*

Ratios/ Supplemental Data
     Net Assets End of Period (millions)          $86.66           $114.14            $12.75             $6.64             $2.23
     Ratio of Expenses to Average Net Assets
        Prior to Reimbursement                     0.99%             0.96%             0.95%             1.06%             0.90%(1)*
        After Reimbursement                        0.99%             0.94%             0.90%             0.56%             0.00% *
     Ratio of Net Income to Average Net Assets
        Prior to Reimbursement                     1.51%             1.20%             1.43%             1.89%             1.47% *
        After Reimbursement                        1.51%             1.22%             1.48%             2.39%             2.90%(1)*
     Portfolio Turnover Rate                      31.13%             9.22%            11.85%            21.48%             7.43%


<F1>

(1)  From Inception of Investment Activity (8/31/95)
* Annualized

     The accompanying notes are an integral part of the financial statements

                             AMERISTOCK MUTUAL FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2000


1.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets for the first $100 million of net assets and .75% of net assets thereafter. The Investment Advisor pays all operating expenses of the Fund except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The advisor received management fees of $991,317 during the 12 months ending June 30, 2000. During the Fund's initial year, the Advisor had paid all Fund expenses.

3.)  RELATED PARTY TRANSACTIONS
Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 24% of the Fund's stock is controlled by National Financial Services Corp. 11% of the Fund's stock is controlled by Trust Company of America. 10% of the Fund's stock is controlled by Charles Schwab & Co. 9% of the Fund is controlled by National Investors Services Corp. 6% of the Fund's stock is controlled by FTC & Company. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies may be deemed as controlling persons.

                             AMERISTOCK MUTUAL FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                 June 30, 2000



4.)  CAPITAL STOCK AND DISTRIBUTION
At June 30, 2000, 100 million shares of capital stock ($.005 par value) were authorized, and paid-in capital amounted to $87,173,291. Transactions in common stock were as follows:


       Shares sold............................. 2,591686
       Shares issued to shareholders in
         reinvestment of dividends                41,627
                                               2,633,313
       Shares redeemed.......................(3,075,221)
       Net increase............................(441,908)
       Shares Outstanding:
         Beginning of period...................2,934,721
         End of period.........................2,492,812




5.)  PURCHASES AND SALES OF SECURITIES
During the twelve months ended June 30, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $29,354,873 and $34,076,018 respectively.

6.)  FINANCIAL INSTRUMENTS DISCLOSURE
There are no reportable financial instruments that have any off-balance sheet risk as of June 30, 2000.

7.)  SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at June 30, 2000was the same as identified cost.

At June 30, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                   Net Appreciation
              Appreciation      (Depreciation)      (Depreciation)
               $8,265,216        $(13,674,635)       $(5,409,419)

8 )  DISTRIBUTIONS
During the 12 months ended June 30, 2000, distributions of $1,171,494 were paid from net investment income and $947,523 were paid from realized short and long term capital gains.